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                                                                    Exhibit 99.1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(l) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them a statement on Schedule 13D with respect to the Common Stock, $1.00 par value, of Coca-Cola Bottling Co. Consolidated beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to Amendment No. 5 to such Schedule 13D.

         IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 22 day of May, 2002.

                          /s/ Reid M. Henson
                          ------------------------------------------------------
                          Reid M. Henson

                          /s/ J. Frank Harrison, Jr.
                          ------------------------------------------------------
                          J. Frank Harrison, Jr.


                          /s/ J. Frank Harrison, III
                          ------------------------------------------------------
                          J. Frank Harrison III


                          J. Frank Harrison Family, LLC

                          By:  /s/ J. Frank Harrison, Jr.
                               -------------------------------------------------
                          Name: J. Frank Harrison, Jr.
                          Title: Chief Manager

                          JFH Family Limited Partnership - FH1
                          By: J. Frank Harrison Family, LLC, its General Partner

                          By:  /s/ J. Frank Harrison, Jr.
                               -------------------------------------------------
                          Name: J. Frank Harrison, Jr.
                          Title: Chief Manager

                          JFH Family Limited Partnership - SW1
                          By: J. Frank Harrison Family, LLC, its General Partner

                          By:  /s/ J. Frank Harrison, Jr.
                               -------------------------------------------------
                          Name: J. Frank Harrison, Jr.
                          Title: Chief Manager

                          JFH Family Limited Partnership - DH1
                          By: J. Frank Harrison Family, LLC, its General Partner

                          By:  /s/ J. Frank Harrison, Jr.
                               -------------------------------------------------
                          Name: J. Frank Harrison, Jr.
                          Title: Chief Manager